                         Strong Income Funds II, Inc.
                                  (Registrant)

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                Name                                     Title                              Date
                ----                                     -----                              -----
/s/ Elizabeth N. Cohernour
-------------------------------------        Vice President and Secretary             September 13, 2000
Elizabeth N. Cohernour

                                             Chairman of the Board (Principal
/s/ Richard S. Strong                        Executive Officer) and a Director        September 13, 2000
-------------------------------------
Richard S. Strong


/s/ John W. Widmer                           Treasurer (Principal Financial and
-------------------------------------        Accounting Officer)                      September 13, 2000
John W. Widmer


/s/ Marvin E. Nevins                         Director                                 September 13, 2000
-------------------------------------
Marvin E. Nevins

                                                                                      September 13, 2000
/s/ Willie D. Davis                          Director
-------------------------------------
Willie D. Davis

                                                                                      September 13, 2000
/s/ William F. Vogt                          Director
-------------------------------------
William F. Vogt

                                                                                      September 13, 2000
/s/ Stanley Kritzik                          Director
-------------------------------------
Stanley Kritzik

                                                                                      September 13, 2000
/s/ Neal Malicky                             Director
-------------------------------------
Neal Malicky